Subsequent events	12 Months Ended
Dec. 31, 2024
Subsequent events
Subsequent events
35	Subsequent events

On 10 February 2025, the Group announced that investors have exercised their right to purchase additional securities pursuant to the previously executed definitive agreement dated 17 November 2024. The investors subscribed and paid $2 million of pre-funded warrants to purchase ordinary shares in a private placement, at a purchase price of $4.79 per share. The purchasers have agreed to lock up the securities purchased in the offering for a period of six months, and also to transfer less than 20% of the securities purchased for each 90-day period thereafter in an amount not more than 20% of the trading volume on the date of sale.